UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2009

UAL CORPORATION

UNITED AIR LINES, INC.

(Exact name of registrant issuer as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 W. Wacker Drive, Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 997-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 24, 2009, United Air Lines, Inc. (“United”) and Wilmington Trust Company, as subordination agent and pass through trustee (the “Trustee”) under the two pass through trusts (each, a “Trust”) formed by United, entered into the Note Purchase Agreement, dated as of November 24, 2009 (the “Note Purchase Agreement”). The Note Purchase Agreement provides for the issuance by United of equipment notes (the “Equipment Notes”) in the aggregate principal amount of $810,337,000. The payment obligations of United under the Equipment Notes are fully and unconditionally guaranteed by UAL Corporation (the “Company”). Pursuant to the Note Purchase Agreement, the Trustee agreed to purchase Equipment Notes issued under a Trust Indenture and Mortgage with respect to each aircraft (each, an “Indenture” and, collectively, the “Indentures”), entered into by United and Wilmington Trust Company, as mortgagee.

Each Indenture contemplates the issuance of the Equipment Notes in two series: Series A, bearing interest at a stated interest of 9.750% per annum in the aggregate principal amount equal to $697,731,000, and Series B, bearing interest at a stated interest of 12.000% per annum in the aggregate principal amount equal to $112,606,000. The Equipment Notes will be purchased by the Trustee for each Trust using the proceeds from the sale of pass through certificates, Series 2009-2A and Series 2009-2B (collectively, the “Certificates”).

Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates were placed in escrow by the Trustee pursuant to a separate escrow and paying agent agreement for the benefit of the certificate holders of each Trust, each dated as of November 24, 2009, among Wilmington Trust Company, in its capacity as escrow agent in respect of each Trust and in its capacity as paying agent on behalf of the escrow agent, the Trustee and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as the underwriters. The escrowed funds were deposited with JPMorgan Chase Bank, N.A. under a separate deposit agreement for each Trust, each dated as of November 24, 2009, between Wilmington Trust Company, as escrow and paying agent, and JPMorgan Chase Bank, N.A., as depositary, relating to the Certificates.

The interest on the Equipment Notes is payable semi-annually on each January 15 and July 15, beginning on July 15, 2010. The principal payments on the Equipment Notes are scheduled on January 15 and July 15 in certain years, beginning on July 15, 2010. The final payments will be due on January 15, 2017 in the case of the Series A Equipment Notes and January 15, 2016 in the case of the Series B Equipment Notes. The maturity of the Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by United to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving United. The Equipment Notes issued with respect to each aircraft will be secured by a lien on such aircraft and will also be cross-collateralized by other aircraft financed pursuant to the Note Purchase Agreement.

The Certificates were offered pursuant to the Prospectus Supplement, dated November 16, 2009 (the “Prospectus Supplement”), to the Prospectus, dated June 19, 2007, which forms a part of the Company’s and United’s automatic shelf registration statement on Form S-3 (Registration No. 333-143865) (the “Registration Statement”), filed with the Securities and Exchange Commission on June 19, 2007.

The foregoing description of these agreements and instruments is qualified in its entirety by reference to these agreements and instruments, copies of which are filed herewith as exhibits and are incorporated by reference herein. For a more detailed description of the agreements and instruments entered into by the Company and United with respect to the Certificates, see the disclosure under the captions “Description of the Certificates,” “Description of the Deposit Agreements,” “Description of the Escrow Agreements,” “Description of the Liquidity Facilities,” “Description of the Intercreditor Agreement” and “Description of the Equipment Notes” contained in the Prospectus Supplement.

Item 2.03.	Creation of Direct Financial Obligation

See Item 1.01.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1*	Trust Supplement No. 2009-2A-O, dated as of November 24, 2009, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., to Pass Through Trust Agreement dated as of June 26, 2007, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., filed as Exhibit 4.4 to the Company’s current report on Form 8-K with the Securities and Exchange Commission on June 29, 2007

4.2*	Trust Supplement No. 2009-2A-S, dated as of November 24, 2009, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., to Pass Through Trust Agreement dated as of June 26, 2007, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., filed as Exhibit 4.4 to the Company’s current report on Form 8-K with the Securities and Exchange Commission on June 29, 2007

4.3*	Trust Supplement No. 2009-2B-O, dated as of November 24, 2009, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., to Pass Through Trust Agreement dated as of June 26, 2007, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., filed as Exhibit 4.4 to the Company’s current report on Form 8-K with the Securities and Exchange Commission on June 29, 2007

4.4*	Trust Supplement No. 2009-2B-S, dated as of November 24, 2009, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., to Pass Through Trust Agreement dated as of June 26, 2007, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., filed as Exhibit 4.4 to the Company’s current report on Form 8-K with the Securities and Exchange Commission on June 29, 2007

4.5*	Revolving Credit Agreement (2009-2A), dated as of November 24, 2009, between Wilmington Trust Company, as subordination agent, trustee for the United Air Lines Pass Through Trust 2009-2A and borrower, and Goldman Sachs Bank USA, as liquidity provider

4.6*	Revolving Credit Agreement (2009-2B), dated as of November 24, 2009, between Wilmington Trust Company, as subordination agent, trustee for the United Air Lines Pass Through Trust 2009-2B and borrower, and Goldman Sachs Bank USA, as liquidity provider

4.7*	Intercreditor Agreement, dated as of November 24, 2009, among Wilmington Trust Company, as trustee and subordination agent, and Goldman Sachs Bank USA, as liquidity provider

4.8*	Note Purchase Agreement, dated as of November 24, 2009, among United Air Lines, Inc. and Wilmington Trust Company, as pass through trustee, escrow agent, paying agent and subordination agent

4.9*	Form of Participation Agreement (Participation Agreement between United Air Lines, Inc. and Wilmington Trust Company, as mortgagee, subordination agent and pass through trustee)

4.10*	Form of Indenture (Trust Indenture and Mortgage between United Air Lines, Inc. and Wilmington Trust Company, as mortgagee)

4.11	Form of United Air Lines, Inc. Pass Through Certificate, Series 2009-2A (included in Exhibit 4.1)

4.12	Form of United Air Lines, Inc. Pass Through Certificate, Series 2009-2B (included in Exhibit 4.3)

4.13*	UAL Corporation Guarantee, dated November 24, 2009

4.14*	Deposit Agreement (Class A), dated as of November 24, 2009, between Wilmington Trust Company, as escrow and paying agent, and JPMorgan Chase Bank, N.A., as depositary

4.15*	Deposit Agreement (Class B), dated as of November 24, 2009, between Wilmington Trust Company, as escrow and paying agent, and JPMorgan Chase Bank, N.A., as depositary

4.16*	Escrow and Paying Agent Agreement (Class A), dated as of November 24, 2009, among Wilmington Trust Company, in its capacity as escrow agent in respect of the Trust and in its capacity as paying agent on behalf of the escrow agent, the trustee and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as the underwriters

4.17*	Escrow and Paying Agent Agreement (Class B), dated as of November 24, 2009, among Wilmington Trust Company, in its capacity as escrow agent in respect of the Trust and in its capacity as paying agent on behalf of the escrow agent, the trustee and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as the underwriters

*	Filed herewith electronically.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

	By:	/S/ KATHRYN A. MIKELLS
	Name:	Kathryn A. Mikells
	Title:	Executive Vice President and Chief Financial Officer

Date: November 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Trust Supplement No. 2009-2A-O, dated as of November 24, 2009, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., to Pass Through Trust Agreement dated as of June 26, 2007, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., filed as Exhibit 4.4 to the Company’s current report on Form 8-K with the Securities and Exchange Commission on June 29, 2007

4.2*	Trust Supplement No. 2009-2A-S, dated as of November 24, 2009, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., to Pass Through Trust Agreement dated as of June 26, 2007, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., filed as Exhibit 4.4 to the Company’s current report on Form 8-K with the Securities and Exchange Commission on June 29, 2007

4.3*	Trust Supplement No. 2009-2B-O, dated as of November 24, 2009, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., to Pass Through Trust Agreement dated as of June 26, 2007, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., filed as Exhibit 4.4 to the Company’s current report on Form 8-K with the Securities and Exchange Commission on June 29, 2007

4.4*	Trust Supplement No. 2009-2B-S, dated as of November 24, 2009, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., to Pass Through Trust Agreement dated as of June 26, 2007, between Wilmington Trust Company, as trustee, and United Air Lines, Inc., filed as Exhibit 4.4 to the Company’s current report on Form 8-K with the Securities and Exchange Commission on June 29, 2007

4.5*	Revolving Credit Agreement (2009-2A), dated as of November 24, 2009, between Wilmington Trust Company, as subordination agent, trustee for the United Air Lines Pass Through Trust 2009-2A and borrower, and Goldman Sachs Bank USA, as liquidity provider

4.6*	Revolving Credit Agreement (2009-2B), dated as of November 24, 2009, between Wilmington Trust Company, as subordination agent, trustee for the United Air Lines Pass Through Trust 2009-2B and borrower, and Goldman Sachs Bank USA, as liquidity provider

4.7*	Intercreditor Agreement, dated as of November 24, 2009, among Wilmington Trust Company, as trustee and subordination agent, and Goldman Sachs Bank USA, as liquidity provider

4.8*	Note Purchase Agreement, dated as of November 24, 2009, among United Air Lines, Inc. and Wilmington Trust Company, as pass through trustee, escrow agent, paying agent and subordination agent

4.9*	Form of Participation Agreement (Participation Agreement between United Air Lines, Inc. and Wilmington Trust Company, as mortgagee, subordination agent and pass through trustee)

4.10*	Form of Indenture (Trust Indenture and Mortgage between United Air Lines, Inc. and Wilmington Trust Company, as mortgagee)

4.11	Form of United Air Lines, Inc. Pass Through Certificate, Series 2009-2A (included in Exhibit 4.1)

4.12	Form of United Air Lines, Inc. Pass Through Certificate, Series 2009-2B (included in Exhibit 4.3)

4.13*	UAL Corporation Guarantee, dated November 24, 2009

4.14*	Deposit Agreement (Class A), dated as of November 24, 2009, between Wilmington Trust Company, as escrow and paying agent, and JPMorgan Chase Bank, N.A., as depositary

4.15*	Deposit Agreement (Class B), dated as of November 24, 2009, between Wilmington Trust Company, as escrow and paying agent, and JPMorgan Chase Bank, N.A., as depositary

4.16*	Escrow and Paying Agent Agreement (Class A), dated as of November 24, 2009, among Wilmington Trust Company, in its capacity as escrow agent in respect of the Trust and in its capacity as paying agent on behalf of the escrow agent, the trustee and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as the underwriters

4.17*	Escrow and Paying Agent Agreement (Class B), dated as of November 24, 2009, among Wilmington Trust Company, in its capacity as escrow agent in respect of the Trust and in its capacity as paying agent on behalf of the escrow agent, the trustee and J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as the underwriters

*	Filed herewith electronically.

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